                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 21, 2005
                                                          --------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

   NEW YORK                          0-3319                13-1784308
   --------                          ------                ----------
   (State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)                 File Number)          Identification No.)

                      ONE COMMERCE PARK, VALHALLA, NY        10595
                      ---------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

              On  March  21,  2005,  the  registrant   issued  a  press  release
announcing the receipt of a demand letter from the party with whom it had signed a letter of intent for the sale of its Medical  Systems Group that the buyer was terminating  negotiations under the letter of intent and demanding the immediate payment of a $1.0 million payment under the letter of intent.

              For additional information, reference is made to the press release attached hereto as EXHIBIT 99.01.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits

      EXHIBIT NO.      EXHIBITS
      -----------      --------

      99.01            Press Release dated March 21, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      DEL GLOBAL TECHNOLOGIES CORP.
                                             (Registrant)

Date:       March 21, 2005
                                      By: /s/ Mark A. Koch
                                         ----------------------------------
                                         Mark A. Koch
                                         Principal Accounting Officer
                                         and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.01           Press Release dated March 21, 2005